================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                                 Amendment No. 1

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2001

                            ------------------------

                          ORBITAL SCIENCES CORPORATION


               DELAWARE                                  0-18287                               06-1209561
       (State of incorporation)                  (Commission File Number)              (I.R.S. Employer I.D. No.)


                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
                          (Address and telephone number
                         of principal executive offices)


================================================================================

         The purpose of this Amendment No. 1 to Form 8-K is to file pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the disposition by Orbital Sciences Corporation of 12,350,000 common shares of its Canadian subsidiary, MacDonald, Dettwiler and Associates, Ltd. ("MDA") that was previously reported on Form 8-K filed with the Securities and Exchange Commission on June 12, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Pro Forma Financial Information

                  On May 30, 2001, the company sold a portion of its interest in MDA, resulting in a reduction of its ownership interest from 52% prior to the sale to 16% after the sale. The unaudited pro forma condensed consolidated financial statements illustrate the deconsolidation of MDA and the accounting for its remaining ownership interest as an equity method investment. The unaudited pro forma condensed consolidated balance sheet reflects the financial position of the company after giving effect to the sale as if it had occurred on March 31, 2001. The unaudited pro forma condensed consolidated statements of operations for the quarter ended March 31, 2001 and for the year ended December 31, 2000 give effect to the disposition as if it had occurred on January 1, 2000. The pro forma statements of operations do not give effect to the non-recurring gain directly attributable to the transaction and exclude the impact of discontinued operations. In addition, the pro forma statements do not present the pro forma impact of the repayment of approximately $76,310,000 of debt concurrent with the disposition of MDA.

                  The unaudited pro forma condensed consolidated financial statements of Orbital as of March 31, 2001 and for the quarter ended March 31, 2001 and for the year ended December 31, 2000, include the following:

                  (i) Unaudited pro forma condensed consolidated balance sheet as of March 31, 2001;

                  (ii) Unaudited pro forma condensed consolidated statement of operations for the quarter ended March 31, 2001;

                  (iii) Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000; and

                  (iv) Notes to unaudited pro forma condensed consolidated financial statements.

                          ORBITAL SCIENCES CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                    PRO FORMA
                                                               HISTORICAL          ADJUSTMENTS       NOTES        PRO FORMA
                                                             ---------------     -----------------  --------  ---------------

ASSETS
------
CURRENT ASSETS:
   Cash and cash equivalents                                 $     22,138         $    97,716       (a), (b)   $   119,854
   Restricted cash and short-term investments, at market            6,838              (1,569)           (a)         5,269
   Receivables, net                                               192,743             (65,553)           (a)       127,190
   Inventories, net                                                69,741              (3,715)           (a)        66,026
   Current assets of discontinued operations, net                  13,650                   -                       13,650
   Deferred income taxes and other current assets                  25,104             (18,729)           (a)         6,375
                                                             ---------------     -----------------            ---------------
    TOTAL CURRENT ASSETS                                          330,214               8,150                      338,364
                                                             ---------------     -----------------            ---------------
NON-CURRENT ASSETS OF DISCONTINUED OPERATIONS, NET                 52,285                                           52,285
PROPERTY, PLANT AND EQUIPMENT, at cost, less accumulated
   depreciation and amortization                                  127,548             (33,842)           (a)        93,706
INVESTMENTS IN AND ADVANCES TO AFFILIATES                           2,152              11,010       (a), (c)        13,162
GOODWILL, less accumulated amortization                           214,715            (100,338)           (a)       114,377
DEFERRED INCOME TAXES AND OTHER ASSETS                             42,390             (33,099)           (a)         9,291
                                                             ---------------     -----------------            ---------------
      TOTAL ASSETS                                            $   769,304         $  (148,119)                 $   621,185
                                                             ===============     =================            ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
   Short-term borrowings and current portion of long-term
      obligations                                             $   137,296         $    (2,076)           (a)   $   135,220
   Accounts payable and accrued expenses                          205,489             (50,829)           (a)       154,660
   Deferred revenues                                              136,793             (72,232)           (a)        64,561
                                                             ----------------    -----------------            ---------------
   TOTAL CURRENT LIABILITIES                                      479,578            (125,137)                     354,441
                                                             ----------------    -----------------            ---------------
LONG-TERM OBLIGATIONS, net of current portion                     186,935             (50,278)           (a)       136,657
RECOGNIZED LOSSES IN EXCESS OF INVESTMENT IN AFFILIATE             25,403                   -                       25,403
OTHER LIABILITIES                                                  15,726             (12,944)           (a)         2,782
                                                             ----------------    -----------------            ---------------
   TOTAL LIABILITIES                                              707,642            (188,359)                     519,283
                                                             ----------------    -----------------            ---------------
MINORITY INTERESTS                                                 40,265             (40,265)           (a)             -
STOCKHOLDERS' EQUITY                                               21,397              80,505                      101,902
                                                             ----------------    -----------------            ---------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $   769,304         $  (148,119)                  $  621,185
                                                             ================    =================            ===============

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          ORBITAL SCIENCES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 2001
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                               PRO FORMA
                                                         HISTORICAL           ADJUSTMENTS        NOTES        PRO FORMA
                                                      -----------------     -----------------  ---------  ----------------


REVENUES                                               $   174,662           $   (72,638)          (d)     $   102,024
Costs of goods sold                                        146,504               (57,022)          (d)          89,482
                                                      -----------------     -----------------             ----------------
GROSS PROFIT                                                28,158               (15,616)                       12,542

Research and development expenses                            2,563                  (653)          (d)           1,910
Selling, general and administrative expenses                22,290                (9,164)          (d)          13,126
Amortization of goodwill                                     3,291                (1,606)          (d)           1,685
                                                      -----------------     -----------------             ----------------
INCOME (LOSS) FROM OPERATIONS                                   14                (4,193)                       (4,179)

Other income (expense), net                                    980                  (372)          (d)             608
Interest expense, net of capitalized interest              (10,237)                1,215           (d)          (9,022)
Equity in earnings (losses) of affiliates                   (9,945)                  429      (d), (e)          (9,516)
Minority interests                                            (724)                  724           (d)               -
                                                      -----------------     -----------------             ----------------
LOSS BEFORE PROVISION FOR INCOME TAXES                     (19,912)               (2,197)                      (22,109)

Provision for income taxes                                   1,655                (1,655)          (d)               -

                                                      -----------------     -----------------             ----------------
NET LOSS                                               $   (21,567)          $      (542)                  $   (22,109)
                                                      =================     =================             ================

NET LOSS PER COMMON AND DILUTIVE SHARE                 $     (0.57)                                        $     (0.59)
                                                      =================                                   ================


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          ORBITAL SCIENCES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                   PRO FORMA
                                                            HISTORICAL            ADJUSTMENTS       NOTES         PRO FORMA
                                                         -----------------     ------------------  -------    ------------------



REVENUES                                                  $   725,669           $  (253,474)           (d)     $     472,195
Costs of goods sold                                           640,531              (196,144)           (d)           444,387
                                                         -----------------     ------------------             ------------------
GROSS PROFIT                                                   85,138               (57,330)                          27,808

Research and development expenses                              17,355                (4,345)           (d)            13,010
Selling, general and administrative expenses                  112,811               (29,183)           (d)            83,628
Amortization of goodwill                                       11,639                (5,200)           (d)             6,439
Provision for doubtful ORBCOMM accounts                        53,713                     -                           53,713
Asset impairment charges                                       15,911                     -                           15,911
                                                         -----------------     ------------------             ------------------
LOSS FROM OPERATIONS                                         (126,291)              (18,602)                        (144,893)

Other income (expense), net                                     5,887                  (790)           (d)             5,097
Interest expense, net of capitalized interest                 (28,509)                4,471            (d)           (24,038)
Equity in earnings (losses) of affiliates                    (121,482)                1,888        (d),(e)          (119,594)
Litigation settlement                                         (11,500)                    -                          (11,500)
Gains on sales of assets and subsidiary equity                 72,706                     -                           72,706
Minority interests                                             (3,244)                3,244            (d)                 -
                                                         -----------------     ------------------             ------------------
LOSS BEFORE PROVISION FOR INCOME TAXES AND
   DISCONTINUED OPERATIONS                                   (212,433)               (9,789)                        (222,222)

Provision for income taxes                                     15,791                (5,905)           (d)             9,886

                                                         -----------------     ------------------             ------------------
NET LOSS FROM CONTINUING OPERATIONS                       $  (228,224)          $    (3,884)                   $    (232,108)
                                                         =================     ==================             ==================

NET LOSS FROM CONTINUING OPERATIONS PER COMMON
   AND DILUTIVE SHARE                                     $     (6.09)                                         $       (6.19)
                                                         =================                                    ==================


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          ORBITAL SCIENCES CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following pro forma adjustments are reflected in the accompanying unaudited pro forma balance sheet and statements of operations:

         (a) Pro forma adjustments to remove MDA's assets and liabilities and the related minority interest from the consolidated balance sheet.

         (b) Pro forma adjustment to reflect the proceeds of $107,448,000 (net of transaction expenses of $4,429,000) from the sale of MDA stock.

         (c) Pro forma adjustment to reflect remaining interest in MDA as an investment accounted for under the equity method.

         (d) Pro forma adjustments to remove MDA's activity and the related minority interest from the consolidated statement of operations.

         (e) Pro forma adjustment to record Orbital's approximately 16% share of MDA's net income as equity income ($1,396,000 for the year ended December 31, 2000 and $248,000 for the quarter ended March 31, 2001).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ORBITAL SCIENCES CORPORATION


Date:  June 14, 2001            By    /s/ Hollis Thompson
                                      ----------------------------------------
                                      Hollis Thompson
                                      Vice President and Controller